LEHMAN BROTHERS                                                                                                       MORTGAGE BACKED SECURITIES

$187,399,000 (Approximate) STRUCTURED ASSET SECURITIES CORP. SERIES 2005-S4 SENIOR/SUBORDINATE CERTIFICATES BACKED BY 2ND LIEN MORTGAGES

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Summary
				Payment
		Coupon	Est. WAL(4)	Window (4)	C/E (5)	Legal Final
Class	Size ($) (1)	Rate (2) (3)	To Mat. (yrs.)	To Mat. (mos.)	(%)	Maturity(6)	Ratings (S&P)
A	$176,172,000	4.50%	1.17	1-38	8.20%	May 2035	A-
B	$11,227,000	6.50%	3.51	38-48	2.35%	May 2035	BBB-

(1)     Subject to a permitted variance of +/- 5% in aggregate.

(2)     Subject to the Net Funds Cap.

(3)     If the owner of the servicing rights has not exercised the optional termination right on the first payment date following the month in which the current collateral balance of the mortgage loans is reduced to less than 10% of the Cut-Off Date collateral balance, then on the following and each subsequent Distribution Date, the coupon for the Certificates will increase by 0.50%.

(4)     The Class A and Class B Certificates (the “Certificates”) will be priced assuming 100% of the Prepayment Assumption and 100% of the Default Curve (see Appendix A and Appendix B).

(5)     The Credit Enhancement includes initial overcollateralization of 2.35%.

(6)     Assumes the Distribution Date one-month after the latest possible maturity date of any mortgage loan.

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-S4
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services
Underwriter:	Lehman Brothers Inc.
Credit Risk Manager:	The MurrayHill Company
Distribution Date:	25th of each month, or the next succeeding business day First Distribution Date: August 25, 2005
Cut-Off Date:	July 1, 2005
Pricing Date:	On or about July 15, 2005
Closing Date:	July 29, 2005
Settlement Date:	July 29, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	24 Days on the Certificates
Accrual Period:

For each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on July 29, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Day Count:	30/360 for the Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee Rate:	0.50% of the mortgage loan principal balance annually
Trustee Fee Rate:	0.005%; of the mortgage loan principal balance annually
Credit Risk Manager Fee:	[0.011]%; of the mortgage loan principal balance annually
Certificates:	The Class A and Class B Certificates
Overcollateralization Target:	With respect to any Distribution Date 2.35% of the Cut-Off Date collateral balance
Overcollateralization Amount:

With respect to any Distribution Date is equal to the excess of (x) the current collateral balance over (y) the aggregate certificate principal balance after giving effect to distributions on such Distribution Date

Interest Rate:	For each class of Certificates, will be equal to the lesser of (i) the Coupon Rate and (ii) the Net Funds Cap (as defined herein). Interest for the Certificates will be calculated on a 30/360 basis
Optional Redemption:

The transaction can be called by the Master Servicer on any Distribution Date following the month in which the current collateral balance of the mortgage loans is reduced to less than 10% of the Cut-Off Date collateral balance

Denomination:	Minimum $25,000; increments of $1 in excess thereof for the Certificates
SMMEA Eligibility:	None of the Certificates are expected to be SMMEA eligible
ERISA Eligibility:	The Certificates are expected to be ERISA eligible
Tax Status:	REMIC for Federal income tax purposes

Principal Payment Priority

I.           All principal will be paid to the Class A and Class B Certificates, sequentially and in that order, until reduced to zero.

Interest Payment Priority

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)      To pay the Servicing Fee and the Trustee Fee;

(2)      To pay Current Interest (as defined herein) and Carryforward Interest (as defined herein) to the Class A and Class B Certificates sequentially in that order;

(3)      To pay the Credit Risk Manager Fee;

(4)      To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(5)      Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal payment priority for such Distribution Date, as needed to achieve or maintain the Overcollateralization Target;

(6)      To pay concurrently in proportion to their respective Basis Risk Shortfall (as defined herein) and Unpaid Basis Risk Shortfall (as defined herein) amounts after giving effect to distributions already made on such Distribution Date, to the Class A and  Class B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(7)      To pay principal to the Class A and Class B Certificates, sequentially and in that order, until reduced to zero; and

(8)     To pay remaining amounts to the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

 “Current Interest” for any Class of Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the principal amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the weighted average of the Net Mortgage Rates (as defined herein) of the mortgage loans, as of the first day of the related collection period.

The “Net Mortgage Rate” with respect to any mortgage loan will be the mortgage rate thereof reduced by the sum of the Servicing Fee Rate and the Trustee Fee Rate.

Origination and Servicing

The majority of the mortgage loans were originated by First Franklin (37.4%), Option One (25.1%), Fremont (23.4%) and Aurora (14.0%), and are serviced by National City (37.4%), Option One (24.8%) and Aurora (36.9%).

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management, and reporting for the benefit of the trust. The following summarizes some of MurrayHill’s monthly activities:

•      Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•      Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) the amount calculated under its Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate.  The “Unpaid Basis Risk Shortfall” for the Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization, the Class B Certificates and the Class A Certificates. The allocation of losses to a Class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount.”

Losses will be incurred when the principal balance of a liquidated mortgage loan is greater than the net liquidation proceeds.  Losses will also be incurred when mortgage loans are charged-off by the related servicer, which will occur when a mortgage loan becomes delinquent for a period of 180 days or more.  At such time the charged-off mortgage loan’s outstanding principal balance will become a realized loss.  In addition, if a mortgage loan becomes delinquent for a period of 210 days or more, the mortgage loan will be released from the trust fund.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the principal amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the principal amount of such Class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a mortgage loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of Classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such Class and (ii) the amount of Subsequent Recoveries available after application to more senior Classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the current collateral balance of the mortgage loans is reduced to less than 10% of the Cut-Off Date collateral balance.

Credit Enhancement

Subordination

The Class A Certificates will have limited protection by means of the subordination of the Class B Certificates.  The Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate principal amount of all outstanding Certificates exceeds the aggregate loan balance, the Class A and Class B Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates, until all of the Class B Certificates have been reduced to zero and then to the Class A Certificates, until all of the Class A Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance.  Excess interest will be used to achieve or maintain the Overcollateralization Target.  The initial overcollateralization on the Closing Date will equal the Overcollateralization Target.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Alar Randmere	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Matthew Lewis	(212) 526-7447
	Scott Stimpfel	(212) 526-5689
	Caroline Yao	(212) 526-6527

Rating Agency Contacts

Standard & Poor’s	David Glehan	(212) 438-7324

Modeling Assumptions

Deal Assumptions:
Closing Date	7/29/2005
Settlement Date	7/29/2005

Bond Assumptions:
Class A Balance	$176,172,000
Class B Balance	$11,227,000
Class A Price	99.470996%
Class B Price	92.563885%
Class A Coupon	4.50%
Class B Coupon	6.50%
Dated Date	7/1/2005
Payment Date	The 25th day of each month
Delay	24 days
Daycount	30/360

Forecasting Assumptions:
Prepayment Curve	Schedule A
Default Curve	Schedule B
Lag (Months)	0
Base Loss Severity	100%

Modeling Assumptions Schedule A: Base Prepayment Assumption
Second Lien - Fixed Rate Mortgage Base Prepayment Assumption (CPR inclusive of defaults)

Modeling Assumptions Schedule B: Default Assumption Second Lien - Fixed Rate Mortgage Loans

Class A Sensitivity Analysis – To Maturity *

*  Prepayments based on the lesser of (i) the applicable percentage of the Base Prepayment Assumption as set forth in Schedule A or (ii) 90.00% CPR.

Class B Sensitivity Analysis – To Maturity *

*  Prepayments based on the lesser of (i) the applicable percentage of the Base Prepayment Assumption as set forth in Schedule A or (ii) 90.00% CPR.

SASCO 2005-S4 Collateral Summary – Aggregate

Collateral information is as of June 1, 2005.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of June 1, 2005

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Balloon	1,885	$82,431,241.67	42.95%	10.616%	634	98.66%	92.19%
Fixed Rate	3,165	109,476,927.81	57.05	10.744	615	98.75	89.51
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
0.01 - 50,000.00	4,017	$112,396,123.38	58.57%	10.735%	617	98.79%	92.90%
50,000.01 - 100,000.00	869	59,191,003.14	30.84	10.691	630	99.18	89.29
100,000.01 - 150,000.00	154	18,232,434.55	9.50	10.539	631	97.91	86.93
150,000.01 - 200,000.00	7	1,207,733.77	0.63	9.656	677	91.07	71.06
200,000.01 - 250,000.00	1	209,232.68	0.11	9.125	624	93.00	0.00
250,000.01 - 300,000.00	1	271,866.21	0.14	9.500	715	80.00	0.00
350,000.01 - 400,000.00	1	399,775.75	0.21	8.875	622	80.00	0.00
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Purchase	4,318	$164,595,884.34	85.77%	10.718%	625	99.03%	90.61%
Cash Out Refinance	460	15,795,318.99	8.23	10.587	604	96.07	86.52
Rate/Term Refinance	270	11,455,334.33	5.97	10.412	621	97.72	97.00
Debt Consolidation	2	61,631.82	0.03	11.243	586	96.00	100.00
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of June 1, 2005

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Primary Home	4,452	$167,927,347.34	87.50%	10.600%	609	99.24%	96.22%
Investment	584	23,668,644.94	12.33	11.296	724	94.92	51.07
Second Home	14	312,177.20	0.16	12.302	607	98.74	100.00
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Original Terms to Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 180	1,388	$43,833,994.89	22.84%	10.790%	642	97.55%	84.53%
181 - 240	1,155	51,165,778.91	26.66	10.556	619	99.39	99.32
241 - 360	2,507	96,908,395.68	50.50	10.713	616	98.87	88.86
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 180	1,388	$43,833,994.89	22.84%	10.790%	642	97.55%	84.53%
181 - 240	1,155	51,165,778.91	26.66	10.556	619	99.39	99.32
241 - 360	2,507	96,908,395.68	50.50	10.713	616	98.87	88.86
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of June 1, 2005

State Distributions (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
CA	615	$43,246,712.76	22.54%	10.427%	620	98.10%	88.45%
FL	427	14,493,018.96	7.55	10.777	616	98.66	92.94
TX	385	10,683,628.75	5.57	10.797	623	99.27	94.24
CO	221	9,057,364.93	4.72	10.522	617	99.43	96.17
GA	274	8,233,013.75	4.29	10.791	610	99.70	99.41
WA	167	6,897,226.18	3.59	10.768	642	98.88	90.83
NY	114	6,207,550.79	3.23	10.685	631	97.20	72.38
NC	198	5,601,649.50	2.92	10.889	608	99.76	98.48
MD	133	5,561,045.70	2.90	10.676	611	99.04	95.80
IL	168	5,473,458.99	2.85	10.862	636	97.74	80.62
Other	2,348	76,453,499.17	39.84	10.781	627	98.87	90.62
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Original Combined Loan-to-Value Ratio*
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
<= 60.00	8	$241,084.24	0.13%	9.758%	592	52.71%	43.47%
60.01 - 70.00	6	198,765.29	0.10	9.431	668	67.99	55.46
70.01 - 80.00	37	2,446,126.03	1.27	9.095	678	77.89	15.40
80.01 - 85.00	36	1,192,407.22	0.62	9.935	658	84.63	62.74
85.01 - 90.00	193	6,370,341.96	3.32	10.218	677	89.67	58.31
90.01 - 100.00	4,770	181,459,444.74	94.56	10.735	620	99.49	93.09
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of June 1, 2005

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
<= 500	18	$792,874.16	0.41%	9.618%	N/A	98.95%	65.68%
501 - 520	1	11,200.80	0.01	11.900	513	85.00	0.00
541 - 560	83	995,170.61	0.52	11.790	555	94.35	95.12
561 - 580	195	3,998,113.10	2.08	11.094	576	97.86	99.29
581 - 600	1,342	45,521,306.13	23.72	10.877	590	99.28	98.38
601 - 620	1,828	71,285,936.72	37.15	10.594	610	99.51	96.74
621 - 640	1,043	46,204,596.28	24.08	10.345	628	98.88	92.37
641 - 660	10	208,262.34	0.11	10.657	652	94.09	57.04
661 - 680	61	2,832,582.27	1.48	11.514	674	94.11	50.78
681 - 700	80	3,040,851.11	1.58	12.098	690	96.67	55.07
701 - 720	97	4,298,487.51	2.24	11.389	711	93.43	28.09
721 - 740	91	4,030,912.01	2.10	11.032	730	95.31	50.10
741 - 760	82	3,411,112.65	1.78	10.824	749	95.00	58.33
761 - 780	62	2,704,291.97	1.41	10.619	771	95.40	63.03
781 >=	57	2,572,471.82	1.34	11.052	794	96.57	76.64
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Single Family	3,567	$129,571,888.13	67.52%	10.604%	607	99.24%	96.17%
2-4 Family	648	27,211,922.78	14.18	11.205	709	95.53	55.67
PUD	529	23,592,696.67	12.29	10.634	616	99.33	97.76
Condo	306	11,531,661.90	6.01	10.539	611	98.99	96.83
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of June 1, 2005

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
Fixed Rate	$58,313,411.50	$4,856,549.64	$41,930,046.06	$4,376,920.61	$0.00	$0.00	$109,476,927.81
Balloon	34,998,507.33	1,841,424.55	45,105,234.69	486,075.10	0.00	0.00	82,431,241.67
Total:	$93,311,918.83	$6,697,974.19	$87,035,280.75	$4,862,995.71	$0.00	$0.00	$191,908,169.48

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
Fixed Rate	53.27%	4.44%	38.30%	4.00%	0.00%	0.00%	57.05%
Balloon	42.46	2.23	54.72	0.59	0.00	0.00	42.95
Total:	48.62%	3.49%	45.35%	2.53%	0.00%	0.00%	100.00%

Prepayment Penalty Description (Top 5)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
None	2,713	$93,311,918.83	48.62%	10.818%	636	98.12%	84.32%
2% of UPB	1,133	51,430,123.59	26.80	10.519	619	99.42	99.88
6 Mos. Int. on Amt. Prepaid >20% Orig. Bal.	1,017	42,173,830.89	21.98	10.585	601	99.09	92.67
1% of UPB	97	2,703,268.44	1.41	10.892	600	99.46	96.35
1% of Amount Prepaid	33	748,781.67	0.39	10.806	597	99.26	94.84
Other	57	1,540,246.06	0.80	10.949	596	98.52	100.00
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Full	4,639	$173,982,073.95	90.66%	10.635%	617	99.29%	100.00%
Limited	270	10,683,964.67	5.57	11.274	701	92.20	0.00
Stated	116	6,135,111.02	3.20	11.124	642	95.45	0.00
No Documentation	25	1,107,019.84	0.58	11.062	718	88.18	0.00
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of June 1, 2005

DTI Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Full Doc Loans:
<= 0.00	4	$96,185.29	0.06%	11.556%	728	96.58%	100.00%
5.01 - 10.00	15	828,112.27	0.48	10.744	629	99.57	100.00
10.01 - 15.00	20	687,506.38	0.40	10.365	649	97.54	100.00
15.01 - 20.00	47	2,033,472.62	1.17	10.727	623	98.93	100.00
20.01 - 25.00	136	5,212,027.00	3.00	10.827	633	98.49	100.00
25.01 - 30.00	260	8,191,286.69	4.71	10.643	621	99.62	100.00
30.01 - 35.00	482	16,189,086.74	9.31	10.739	622	99.31	100.00
35.01 - 40.00	674	23,333,930.62	13.41	10.671	623	99.10	100.00
40.01 - 45.00	935	34,362,945.20	19.75	10.699	621	99.27	100.00
45.01 - 50.00	1,207	47,140,472.35	27.10	10.548	607	99.43	100.00
50.01 - 55.00	823	34,468,206.13	19.81	10.569	616	99.31	100.00
55.01 - 60.00	36	1,438,842.66	0.83	10.934	601	99.74	100.00
Subtotal (Full Doc) :	4,639	$173,982,073.95	100.00%	10.635%	617	99.29%	100.00%

Non-Full Doc Loans:
<= 0.00	59	$2,986,273.99	16.66%	11.309%	706	90.96%	0.00%
5.01 - 10.00	5	181,277.78	1.01	13.013	751	97.95	0.00
10.01 - 15.00	10	188,439.90	1.05	11.781	739	93.50	0.00
15.01 - 20.00	13	545,896.62	3.05	12.531	718	95.39	0.00
20.01 - 25.00	26	1,045,683.79	5.83	11.247	719	92.80	0.00
25.01 - 30.00	40	1,505,383.09	8.40	11.524	708	93.48	0.00
30.01 - 35.00	51	1,983,250.74	11.06	10.691	681	90.17	0.00
35.01 - 40.00	67	2,743,743.98	15.31	11.424	692	95.11	0.00
40.01 - 45.00	94	3,944,782.07	22.01	11.171	669	93.18	0.00
45.01 - 50.00	36	2,211,188.92	12.34	10.944	624	97.54	0.00
50.01 - 55.00	6	306,828.01	1.71	9.090	615	77.55	0.00
55.01 - 60.00	4	283,346.64	1.58	10.745	606	87.00	0.00
Subtotal (Non-Full Doc):	411	$17,926,095.53	100.00%	11.210%	682	93.07%	0.00%
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of June 1, 2005

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
5.501 - 6.000	1	$47,086.89	0.02%	6.000%	589	95.02%	100.00%
6.001 - 6.500	2	43,113.27	0.02	6.368	594	98.94	100.00
7.001 - 7.500	1	171,851.82	0.09	7.500	747	90.00	100.00
7.501 - 8.000	14	509,348.29	0.27	7.977	731	83.41	78.95
8.001 - 8.500	50	2,410,119.68	1.26	8.342	676	90.12	69.49
8.501 - 9.000	130	5,379,299.22	2.80	8.821	634	95.44	77.65
9.001 - 9.500	201	8,451,517.32	4.40	9.420	644	96.19	84.55
9.501 - 10.000	297	13,354,632.14	6.96	9.908	629	97.90	85.90
10.001 - 10.500	1,078	46,875,857.31	24.43	10.340	624	99.30	97.94
10.501 - 11.000	1,816	69,783,989.02	36.36	10.815	609	99.59	97.10
11.001 - 11.500	896	27,155,010.72	14.15	11.271	599	99.62	95.64
11.501 - 12.000	194	6,869,227.43	3.58	11.847	673	96.85	59.56
12.001 - 12.500	188	3,897,262.86	2.03	12.322	669	96.04	70.85
12.501 - 13.000	82	2,731,525.35	1.42	12.802	676	97.59	38.56
13.001 - 13.500	93	3,768,036.71	1.96	13.214	712	96.96	29.24
13.501 - 14.000	7	460,291.45	0.24	13.644	733	96.10	42.90
Total:	5,050	$191,908,169.48	100.00%	10.689%	623	98.71%	90.66%